UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2020 (August 14, 2020)

RBB BANCORP

(Exact name of Registrant as Specified in Its Charter)

California	001-38149	27-2776416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 Wilshire Blvd., 12th Floor, Los Angeles, California		90017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (213) 627-9888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, No Par Value	RBB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) is being filed to amend RBB Bancorp’s (together with its consolidated subsidiaries, the “Company”) Current Report on Form 8-K as of August 17, 2020 (“Original Filing”), filed with the U.S. Securities and Exchange Commission (“SEC”) on August 17, 2020 (“Original Filing Date”). The purpose of this Amendment No. 1 is to correct page 5 of the second quarter investment presentation.  The revised investor presentation is included as Exhibit 99.1.

Except as described above, this Amendment does not amend, update or change any other items or disclosures in the Original Filing. This Amendment speaks only as of page 5 of the investor presentation, and the Company has not undertaken herein to amend, supplement or update any information contained in the Original Filing to give effect to any subsequent events. Accordingly, this Amendment No. 1 should be read in conjunction with the Company’s filings made with the SEC subsequent to the filing of the Original Filing, including any amendment to those filings.

Item 7.01 Regulation FD Disclosure.

On August 14, 2020 RBB Bancorp made available on its website an investor presentation regarding the Company’s second quarter of 2020 financial results (Exhibit 99.1).

David Morris, Chief Financial Officer, will make this presentation telephonically and via webcast to various investors and other parties through September 30, 2020.

The investor presentation, a copy of which is furnished herewith as Exhibit 99.1, is incorporated herein by reference. The investor presentation replaces and supersedes investor presentation materials furnished as an exhibit to the Company’s Current Reports on Form 8-K.

The information contained in this Item 7.01, and Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1 104	Investor Presentation regarding RBB second quarter 2020 results Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RBB BANCORP (Registrant)

Date: August 18, 2020	By:	/s/ David Morris
David Morris
Executive Vice President and Chief Financial Officer

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